LOAN AGREEMENT

THIS AGREEMENT dated as of the 8th day of March, 2004.

BETWEEN:

689158 B.C. Ltd., c/o O’Neill & Taylor Law Corporation Barrister and Solicitors
Suite 1880 – 1055 West Georgia Street
Box 11122
Vancouver, British Columbia
V6E 3P3

(hereinafter called the “Borrower”)

OF THE FIRST PART

AND:

THE CHARLES F. WHITE CORPORATION,
c/o 150 – 10760 Shellbridge Way
Richmond, British Columbia
V6X 3H1

(hereinafter called the “Lender”)

OF THE SECOND PART

WHEREAS:

A.                             The Borrower has requested that the Lender lend $500,000 US to the Borrower;

B.                             The Lender has agreed to lend such sum to the Borrower subject to the terms and upon the conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties hereto mutually covenant and agree as follows:

1.                             INTERPRETATION

1.1                          Definitions. Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a)	“Agreement” means this Loan Agreement including the Schedules hereto together with any amendments hereof;

(b)	“Event of Default” means any event set forth in paragraph 4.1;

(c)	“Loan” means the loan of $500,000 (US) to be made by the Lender to the Borrower in accordance with this Agreement;

(d)	“Maturity Date” means the 2nd day of July, 2004; and

(e)	“Principal Sum” means the sum of $500,000 (US).

1.2                           Number and Gender. Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3                           Headings. The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4                           References. Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement, including the Schedules hereto, together with any amendments thereof.

1.5                            Currency. All dollar amounts expressed herein refer to lawful currency of the United States of America.

2.                             TERMS OF LOAN

2.1                           Loan and Repayment. The Lender hereby agrees to lend to the Borrower the Principal Sum and the Borrower acknowledges receipt of the Principal Sum. The Loan shall be made in United States currency and shall be repaid by the Borrower on the Maturity Date. The Borrower will loan the proceeds of the Loan to TSI Medical Corp., which will in turn use the proceeds of such loan to fund the performance of its obligations under the letter of intent dated January 14, 2004 with Exelar Corporation.

2.2                           Interest. The Borrower acknowledges that the Principal Sum has been advanced to it in tranches on the dates set out in Schedule “B”. The Borrower shall, before the Maturity Date, pay on the amount of each tranche of the Principal Sum remaining unpaid from time to time from and after the date of the advance of such tranche (as shown in Schedule “B”) interest at a rate of 12% per annum, payable on the Maturity Date. In the event of default, the Borrower shall pay interest from the date of default at the rate of 2% per month compounded monthly.

2.3                           Bonus. As additional consideration for the Loan, the Borrower hereby agrees to pay to the Lender at the Maturity Date a cash bonus of $80,000.

2.4                           Promissory Note(s). The Loan and the Bonus payable on the Maturity Date shall be evidenced by a promissory note(s) executed by the Borrower in favour of the Lender in the form attached hereto as Schedule “A” (the “Promissory Note(s)”).

3.                             SECURITY

3.1                           Security. To secure the repayment of the Loan and the payment of all other monies due hereunder, TSI Medical Corp. shall guarantee repayment pursuant to a guarantee in the form attached hereto as Schedule “C” (the “Guarantee”) and to secure such guarantee will grant to the Lender a pledge of certain shares of TechniScan, Inc. in the form attached hereto as Schedule “D” (the “Share Pledge Agreement”).

4.                             REPRESENTATIONS AND WARRANTIES

4.1                           Representations. The Borrower represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

(a)	this Agreement has been duly authorized by all required corporate action on the part of the Borrower;

(b)
the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation of the corporate constitution of the Borrower or any agreement to which the Borrower is a party;

(c)	there are 9,492,667 shares of common stock of TSI Medical Corp. issued and outstanding as of the date hereof, and there are no other shares now outstanding;

(d)
there are 54,367 warrants of TSI Medical Corp. outstanding entitling the holders to purchase a total of 54,367 shares of common stock of TSI Medical Corp. at a fixed price of $0.75 per share at any time prior to October 1, 2006, there are no other securities, rights or obligations convertible into or exchangeable for, or giving any person any right to acquire, any shares of TSI Medical Corp. outstanding;

(e)	attached hereto as Schedule “A” is a true and correct copy of the letter of intent between TSI Medical Corp. and Exelar Corporation and same has not been amended or waived by either party; and

(f)
to the knowledge of the Borrower, after due inquiry of Techniscan, there are 6,197,133 shares of Common Stock, 4,357,700 shares of Series A Preferred Stock, and 6,301,668 shares of Series B Preferred Stock of Techniscan issued and outstanding as of the date hereof.

5.                             EVENTS OF DEFAULT AND REMEDIES

5.1                           Events of Default. Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a)	if the Borrower defaults in the payment of any monies due under the Promissory Note(s) as and when the same is due;

(b)	if the Borrower defaults in the observance or performance of any other provision hereof;

(c)	if an order is made or a resolution is passed or a petition is filed for the liquidation or winding-up of the Borrower;

(d)	if the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency; or

5.2                           Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied such Event of Default, the Lender, in its discretion, may:

(a)	declare the Loan and other monies owing by the Borrower to the Lender to be immediately due and payable;

(b)	demand payment from the Borrower and TSI Medical Corp. and exercise any or all of its remedies under this Agreement the Guarantee and the Share Pledge Agreement.

5.3                           Other Security. The rights and powers conferred by subparagraph 5.2 are in addition to and not in substitution for the Guarantee, the Share Pledge Agreement or any other security, which the Lender now or from time to time may hold or take from the Borrower in relation to this Agreement.

5.4                           Remedies Non-Exclusive. No remedy conferred on the Lender hereby or in the Share Pledge Agreement is intended to be exclusive. Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under the Guarantee and/or the Share Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or commencement of exercise by the Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lender of any or all other such remedies.

6.                             MISCELLANEOUS

6.1                           Notices. Any notice required or permitted to be given under this Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the following addresses:

The Borrower:	c/o O’Neill & Taylor Law Corporation
Barrister and Solicitors
Suite 1880 – 1055 West Georgia Street
Box 11122
Vancouver, British Columbia
V6E 3P3
Telecopier No.: (604) 687-6650

The Lender:	150 – 10760 Shellbridge Way
Richmond, British Columbia
V6X 3H1
Telecopier No.: (604) 276-2681

Any notice so given shall:

(a)	if delivered, be deemed to have been given at the time of delivery;

(b)
if mailed by registered mail, be deemed to have been given on the fifth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c)	if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

6.2                           Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

6.3                           Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

6.4                           Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

6.5                           No Merger of Judgment. The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender’s right to interest at the rate and times provided in this

Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

6.6                           Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6.7                           Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

6.8                           Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the Province of British Columbia.

6.9                           Time. Time is of the essence of this Agreement.

6.10                         Consent to Jurisdiction

(1)
The Borrower hereby irrevocably submits to the jurisdiction of any British Columbia court sitting in Vancouver, British Columbia, in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such British Columbia court. Each Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defence of an inconvenient forum to the maintenance of such action or proceeding. The Borrower agrees that a final judgement in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(2)
Nothing in this Section shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of other jurisdictions.

(3)	The Borrower hereby appoints Northwest Law Group as its agent in British Columbia to receive service of any legal process in connection with this Agreement.

6.11                          Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

689158 B.C. Ltd.
by its authorized signatory:

/s/ Derek R. Van Laare
DEREK R. VAN LAARE,
President & Director

THE CHARLES F. WHITE CORPORATION
by its authorized signatory:

/s/ David Aisenstat
Name DAVID AISENSTAT
Title President & CEO

SCHEDULE “A”

PROMISSORY NOTE(S)

PROMISSORY NOTE
(LOAN)

FOR VALUE RECEIVED the undersigned hereby promises to pay to or to the order of THE CHARLES F. WHITE CORPORATION (the "Lender") at 150 – 10760 Shellbridge Way Richmond, British Columbia, V6X 3H1, on July 2, 2004 (the “Maturity Date”), the principal sum of $500,000 (US) together with interest thereon at the rate of 12% per annum from the date of advancement of funds.

Should the undersigned commit an event of default under the terms and conditions of the loan agreement between the undersigned and the Lender dated the 8th day of March, 2004, the principal sum remaining unpaid together with interest thereon as aforesaid shall be due and payable forthwith without demand and shall bear interest from the date of such default at the rate of 2% per month, compounded monthly.

The undersigned waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The undersigned agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by the Lender and in every case payment will be made to the holder of this Promissory Note instead of the Lender upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and the Lender or by any equities existing between the undersigned and the Lender and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

DATED at Vancouver, British Columbia, this 8th day of March, 2004.

TSI MEDICAL CORP.

Per:

DEREK R. VAN LAARE, Director

PROMISSORY NOTE
(BONUS)

FOR VALUE RECEIVED the undersigned hereby promises to pay to or to the order of THE CHARLES F. WHITE CORPORATION (the "Lender") at 150 – 10760 Shellbridge Way Richmond, British Columbia, V6X 3H1, on July 2, 2004 (the “Maturity Date”), the principal sum of $80,000 (US) together with no interest.

Should the undersigned commit an event of default under the terms and conditions of the loan agreement between the undersigned and the Lender dated the 8th day of March, 2004, the principal sum remaining unpaid shall be due and payable forthwith without demand and shall bear interest from the date of such default at the rate of 2% per month, compounded monthly.

The undersigned waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The undersigned agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by the Lender and in every case payment will be made to the holder of this Promissory Note instead of the Lender upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and the Lender or by any equities existing between the undersigned and the Lender and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

DATED at Vancouver, BC, this 8th day of March, 2004.

TSI MEDICAL CORP.

Per:

DEREK R. VAN LAARE, Director

SCHEDULE “B”

DATE AND AMOUNT OF ADVANCES

November 26, 2003	US$50,000

January 1, 2004	US$50,000

February 2, 2004	US$55,000

February 20, 2004	US$20,000

March 2, 2004	US$325,000

SCHEDULE “C”

GUARANTEE

GUARANTEE

This Guarantee dated as of March 8, 2004 made by TSI MEDICAL CORP. (the “Guarantor”) to and in favour of THE CHARLES F. WHITE CORPORATION (the “Lender”) as lender under the Loan Agreement hereinafter referred to.

WHEREAS:

A.
689158 B.C. Ltd. (the “Borrower”) has entered into a loan agreement with the Lender dated as of the date hereof (as such agreement may at any time or from time tot time be amended, supplemented, extended or otherwise modified or restated, the “Loan Agreement”) pursuant to which a loan in the principal amount of US$500,000 is being advanced by the Lender to the Borrower (the “Loan”).

B.
It is a condition of the advance of the Loan by the lender to the Borrower that the Guarantor execute and deliver this guarantee to and in favour of the Lender as collateral security for the payment and performance of the Guaranteed Obligations (as hereinafter defined).

NOW THEREFORE WITNESSETH that in consideration of the payment of the sum of $1.00 in lawful money of Canada by the Lender to the Guarantor and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor herby covenants, declares and agrees as follows:

1.
Guarantee. The Guarantor hereby irrevocably and unconditionally guarantees the due and punctual performance and payment to the Lender, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower to the Lender, now or hereafter existing under or pursuant to the Loan Agreement, whether for principal, interest, bonus, fees, expenses, indemnity or otherwise, and any and all out-of-pocket expenses (including counsel fees and disbursements on a solicitor and own client basis) incurred by the Lender in enforcing any of its rights under this guarantee (such obligations being herein called the “Guaranteed Obligations”)

2.
Absolute Liability. The Guarantor guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Loan Agreement. The liability of the Guarantor under this guarantee shall be absolute and unconditional irrespective of:

a.
the lack of validity or enforceability of any terms of the Loan Agreement or any security granted to the Lender by the Borrower or any other person or persons pursuant to the terms of the Loan Agreement;

	b.	any consent by the Borrower or any other person as to the amount of the Guaranteed Obligations or the validity or enforceability of any terms of the Loan Agreement;

	c.	any defence, counter-claim or right of set-off available to the Borrower;

	d.	any extension of the time or times for payment of the Guaranteed Obligations or any other indulgences the Lender may grant to the Borrower;

e.
any dealings with the security which the Lender holds or may hold pursuant to the terms and conditions of the Loan Agreement, including the taking and giving up of securities, the accepting of compositions and the granting of releases and discharges;

f.	the assignment of all or any part of the benefits of this guarantee;

g.
any modification or amendment of or supplement to the Guaranteed Obligations or the Loan Agreement, including, without limitation, any assignment or assumption of the commitment or commitments of the Lender under the Loan Agreement and any increase or decrease in the principal, the rates of interest or other amounts payable under the Loan Agreement; or

h.
any other circumstances which might otherwise constituted a defence available to or a discharge of a guarantor, the Borrower or any other person in respect of the Guaranteed Obligations, or of the Guarantor in respect to this guarantee.

3.
Remedies.  The Guarantor agrees that the Lender shall not be bound to seek or exhaust its recourses against the Borrower or any other person or to realize on any security it may hold in respect of the Guaranteed Obligations before being entitled to payment hereunder. Should the Lender elect to realize on any security it may hold, either before, concurrently with our after demand for payment under this guarantee, the Guarantor shall have no right of discussion or division.

4.
Amount of Guaranteed Obligations.  Any account settled or stated by or between the Lender and the Borrower or, if any such account has not been so settled or stated immediately before demand for payment under this guarantee, any account thereafter stated by the Lender shall, in the absence of demonstrated error, be accepted by the Guarantor as conclusive evidence of the amount of the Guaranteed Obligations which at the date of the account so settled or stated is due by the Borrower to the Lender or remains unpaid by the Borrower to the Lender.

5.
Payment on Demand.  The Guarantor shall make payment to the Lender of the amount of the Guaranteed Obligations forthwith after demand therefore is made in writing to it, and such demand shall be deemed to have been effectively made when an envelope containing such demand addressed to the Guarantor at: 810 Peace Portal Drive, Suite 202, Blaine, Washington 98230, Attention: ________________ , is personally delivered to such address or is deposited, postage prepaid and registered, in any post office within or outside Canada. The indebtedness of the Guarantor hereunder shall bear interest from the date of such demand to the date of payment thereof in full at the rate or rates of interest applicable to the Guaranteed Obligations under and calculated in the manner provided in the Loan Agreement.

6.
Subrogation and Repayment.  Upon receipt by the Lender of any payments on account of liability under this guarantee, whether by realization on security or otherwise, the Guarantor shall not be entitled to claim repayment against the Borrower until the Lender’s claims against the Borrower in respect of the Guaranteed Obligations have been repaid in full. In the case of the liquidation, winding-up or bankruptcy of the Borrower (whether voluntary or compulsory) or in the event that the Borrower shall make a bulk sale of any of the Borrower’s assets within the provisions of any bulk sales legislation or any composition with creditors or scheme of arrangement, the Lender shall have the right to rank in priority to the Guarantor for its full claims in respect of the Guaranteed Obligations and receive all dividends or other payments in respect thereof until its claims in respect of the Guaranteed Obligations have been paid in full, and the Guarantor shall continue to be liable, less any payments made by or on behalf of the Guarantor, for any balance which may be owing to the Lender by the Borrower. In the event of the valuation by the Lender of any of its security or the retention thereof by the Lender or both, such valuation or retention, or both, shall not, as between the Lender and the Guarantor, be considered as a purchase of such security, or as payment or satisfaction or reduction of the Guaranteed Obligations or any part thereof. If any amount shall be paid to the Guarantor on account of any subrogation rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured.

7.	Assignment and Postponement.

(1)
All obligations, liabilities and indebtedness of the Borrower to the Guarantor of any nature whatsoever, and all security therefore, (the “Subject Indebtedness”) are hereby assigned and transferred to the Lender as continuing and collateral security for the obligations of the Guarantor hereunder. The Guarantor shall not assign the Subject Indebtedness or any part thereof to any person other than the Lender or as permitted pursuant to the Loan Agreement.

(2)
From and after demand by the Lender pursuant to Section 5 hereof, the Subject Indebtedness shall be held in trust by the Guarantor for the Lender and shall be collected, enforced or proved subject to and for the purposes of this guarantee, and any payments received by the Guarantor in respect thereof shall be segregated from other funds and property held by the Guarantor and forthwith paid over to the Lender on account of the Guaranteed Obligations.

(3)
From and after demand by the Lender pursuant to Section 5 hereof, the Lender shall be entitled to receive payment of the Guaranteed Obligations in full before the Guarantor shall be entitled to receive any payment on account of the Subject Indebtedness. The Subject Indebtedness shall not be released or withdrawn by the Guarantor unless the Lender’s written consent to such release or withdrawal is first obtained, and the Guarantor shall not permit the prescription of the Subject Indebtedness by any stature of limitations or ask for or obtain any security or negotiable paper for or other evidence of the Subject Indebtedness except for the purpose of delivering the same to the Lender.

8.
No Prejudice to the Lender.  The Lender shall not be prejudiced in any way in the right to enforce any provision of this guarantee by any act or failure to act on the part of the Borrower. The Lender may, at any time and from time to time, without any consent of or notice to the Guarantor and without impairing or releasing the Guarantor from its obligations hereunder:

	a.	change the manner, place or terms of payment or change or extend time of payment of, or renew or alter, the Guaranteed Obligations;

	b.	release anyone liable in any manner under or in respect of the Guaranteed Obligations;

	c.	exercise or refrain from exercising any rights against the Borrower or the Guarantor or any other person; and

	d.	apply to the Guaranteed Obligations any sums from time to time received.

9.
Rights of Set-Off. To the fullest extent permitted by law, the Guarantor shall make all payments hereunder without regard to any defence, counter-claim or right of set-off available to it. Upon the making of a demand for payment hereunder, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any deposits (general or special, time or demand, provisional or final) at any time held or other indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantor against the Guaranteed Obligations and other amounts due to the Lender hereunder irrespective of whether or not the Lender shall have made any demand under this guarantee and although such Guaranteed Obligation and other amounts may be contingent and unmatured. The rights of the Lender under this Section 9 are in addition, without prejudice and supplemental to any other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

10.
No Recourse.  Any right of subrogation acquired by the Guarantor by reason of payment under or pursuant to this guarantee shall not be exercised until the Guaranteed Obligations and other amounts due to the Lender hereunder have been paid or repaid in full to the Lender, and shall be no greater than the right held by the Lender and the Guarantor shall have no recourse against the Lender for any invalidity, non- perfection or unenforceability of any security held by the Lender or any irregularity or defect in the manner or procedure by which the Lender realizes on such security.

11.
Continuing Guarantee.  This guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

12.	Supplemental Security. This guarantee is in addition, without prejudice and supplemental to all other guarantees and securities held, or which may hereafter be held, by or for the Lender.

13.	Representations.

	(1)	The Guarantor represents and warrants that:

a.
it is a corporation duly incorporated and organized and is validly subsisting and in good standing under the laws of Nevada and is duly qualified as a foreign or extra-provincial corporation, as the case may be, and is in good standing, in all jurisdictions where the Guarantor carries on business;

b.
has full corporate right, power and authority to enter into and perform its obligations under this guarantee and any security given in respect hereof, and has full corporate right, power and authority to own and operate its properties and to carry on its business as now conducted;

		c.	all representations and warranties of the Borrower in the Loan Agreement are true and correct as at the date hereof; and

d.
the Borrower has compiled with all covenants contained in the Loan Agreement and there exists no Default or Event of Default (as such terms are defined in the Loan Agreement) which is continuing on the date hereof.

	(2)	The execution and delivery by it of this guarantee has been duly authorized by all necessary action by the Guarantor.

14.
Interest Act (Canada).  For purposes of the Interest Act (Canada), the Guarantor hereby acknowledges that the rate or rates of interests applicable to the Guaranteed Obligations shall be computed and shall be paid at the times and in the manner set froth in the Loan Agreement.

15.
Governing Law.  This guarantee shall be governed by and constructed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract.

16.
Successors, etc.  This guarantee shall extend to and enure to the benefit of the Lender and its successors and assigns and shall be binding upon the Guarantor and its successors and permitted assigns. This guarantee shall not be assigned by the Guarantor without the Lender’s written consent. All rights of the Lender hereunder shall be assignable in accordance with the terms of the Loan Agreement.

17.
Notices.  All notices, requests, demands, directions and communications (“notices”) hereunder shall be sent by telecopy or similar means of recorded communication or hand delivery or registered mail, and shall be effective when hand delivered or, in the case of telecopy or similar means of recorded communication, when received. All notices shall be given to the Lender at its principal office as show in the Loan Agreement and to the Guarantor at the address referred to in Section 5 hereof, or otherwise in accordance with any unrevoked written direction of the Guarantor to the Lender at its principal office as to a change of address, given in accordance with this Section 14.

18.
Attornment/Service.  The Guarantor hereby irrevocably submits to the jurisdiction of any British Columbia court in any action or proceeding arising out of or relating to this guarantee, and hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such British Columbia court. The Guarantor hereby irrevocably appoints the Borrower at its principal office and to the attention of the officer shown on the signature pages of the Loan Agreement as its agent to receive on behalf of the Guarantor service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by delivering a copy of such process to the Guarantor in care of such agent and the Guarantor herby irrevocably authorizes and directs such agent to accept such service on its behalf. As an alternative method of service, the Guarantor also irrevocably consents to the service of any process in any such action or proceeding by the mailing of copies of such process to the Guarantor at the address referred to in Section 5 hereof, or at such other address as it on its own behalf may direct. The Guarantor agrees that a final judgement in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law. Nothing in this Section shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Guarantor or its property in the courts of other jurisdictions.

19.
Acknowledgement of Receipt/Waiver.  The Guarantor acknowledges receipt of an executed copy of this guarantee and the Loan Agreement. The Guarantor waives, to the extent permitted by law, the right to receive a copy of any financing statement, financing change statement or verification statement registered with or issued by any personal property registry or other official body in connection with this guarantee.

IN WITNESS WHEREOF the Guarantor has duly executed this guarantee and affixed its seal under the hands of its proper officers duly authorized for the purpose thereof as of the date first above written.

Per:
Authorized Signatory

Per:
Authorized Signatory

SCHEDULE “D”

SHARE PLEDGE AGREEMENT

SHARE PLEDGE AGREEMENT

This Agreement dated as of the 8th day of March, 2004.

MADE BY:

TSI MEDICAL CORP., of
810 Peace Portal Drive, Suite 202
Blaine, WA 98230

(the "Pledgor")

OF THE FIRST PART

TO AND IN FAVOUR OF:

THE CHARLES F. WHITE CORPORATION,
c/o 150 – 10760 Shellbridge Way
Richmond, British Columbia, V6X 3H1

(the "Creditor")

OF THE SECOND PART

WHEREAS:

A.	689158 B.C. Ltd. and the Creditor have entered into a loan agreement dated the 8th day of March, 2004 (the "Loan Agreement");

B.	The Pledgor has guaranteed the full and prompt payment and performance of 689158 B.C. Ltd.’s obligations under the Loan Agreement pursuant to a guarantee dated the date hereof (the “Guarantee”)

C.	This Share Pledge Agreement is executed as security for all amounts owing by the Pledgor to the Creditor from time to time pursuant to the Guarantee.

                    NOW THEREFORE, in consideration of the foregoing premises, the sum of $10.00 in lawful money of Canada now paid by the Creditor to the Pledgor and other good and valuable consideration delivered by the Creditor to the Pledgor, the receipt and sufficiency of which is hereby acknowledged by the Pledgor, the Pledgor hereby agrees as follows:

1.                            Definitions

1.1                          In this Agreement, the following terms shall have the meanings set forth below:

(a)	“Guarantee” means the guarantee made by the Pledgor in favour of the Creditor dated the dated hereof;

(b)	"Loan" means the loan advanced pursuant to the Loan Agreement;

(c)	"Loan Agreement" means the loan agreement between 689158 B.C. Ltd. and the Creditor dated the 8th day of March, 2004;

(d)	"Obligations" means all obligations and indebtedness owed from time to time by the Pledgor to the Creditor pursuant to the Guarantee;

(e)	"Pledged Shares" means the following securities:

826,420 restricted common shares of TechniScan, Inc. represented by the following certificates:

Certificate No.	Number of Shares

60	275,000
61	551,420

2.                            Share Pledge

2.1                          The Pledgor does hereby assign, mortgage, charge, hypothecate, and pledge to the Creditor the Pledged Shares and hereby deposits with the Creditor’s solicitor, Daniel Gormley any and all present and after acquired security certificates evidencing such Pledged Shares duly endorsed for transfer in street form, signature guaranteed, and accompanied in each case by:

(a)	a duly executed stock power of attorney with signatures guaranteed, if required; and

(b)	a certified copy of a valid resolution of the Board of Directors of the Pledgor authorizing, inter alia, the transfer of the Pledged Shares into the name of the Creditor or its nominee.

2.2                          The Pledged Shares shall include any substitutions therefor, additions thereto or proceeds thereof, arising out of any consolidation, subdivision, reclassification, stock dividend, or similar increase or decrease in or alteration of the capital of the issuer of the Pledged Shares (the "Issuer") or any other event.

2.3                          If at any time any further or other securities or shares shall be deposited by the Pledgor with the Creditor or its nominee in substitution for or in addition to the Pledged Shares, such securities shall thereupon be deemed to be a part of the Pledged Shares for the purposes of this Share Pledge Agreement and shall forthwith become subject to all the terms hereof and the warranties contained herein.

2.4                          If the Pledgor acquires any certificates evidencing the Pledged Shares not already delivered to the Creditor after the date hereof, the Pledgor will, forthwith upon receipt by the Pledgor, deliver to the Creditor such certificates and shall, at the request of the Creditor:

(a)	deliver to the Creditor a stock power of attorney duly executed, signature guaranteed.

(b)	duly endorse the certificate(s) for transfer in blank, signature guaranteed.

(c)
deliver to the Creditor a certified copy of a valid resolution of the Board of Directors of the Pledgor authorizing, inter alia, the transfer of the Pledged Shares into the name of the Creditor or its nominee.

2.5                          The Pledgor hereby covenants that it will pay or discharge to the Creditor:

(a)	all of the Pledgor's indebtedness, obligations and liabilities to the Creditor arising in connection with or pursuant to the Loan Agreement; and

(b)	all amounts of principal and interest due and accruing due to the Creditor under the Loan.

3.                            Obligations Secured

3.1                          The assignments, mortgages, charges, hypothecation and pledges granted hereby (collectively, the "Pledge") shall, until discharged, secure payment to the Creditor of the Obligations.

4.                              Attachments

4.1                           The Pledgor and the Creditor hereby acknowledge that:

(a)	value has been given;

(b)	the Pledgor has rights in the Pledged Shares; and

(c)	they have not agreed to postpone the time of attachment of the Pledge.

5.                            Lender's Care and Custody of Pledged Shares

5.1                          The Creditor or its nominee shall not be bound to collect, dispose of, realize, protect or enforce any of the Pledgors' right, title and interest in and to the Pledged Shares, to institute proceedings for the purpose therefor or to take any steps necessary to preserve rights against any other parties in respect thereof.

5.2                          The Creditor or its nominee need not see to the collection of dividends on or exercise any option or right in connection with the Pledged Shares and need not protect or preserve them from any loss of value and is hereby released from all responsibility for loss of value.

6.                            Covenants of the Pledgor

6.1                          The Pledgor shall not, without the prior written consent of the Creditor, sell, exchange, release or abandon or otherwise dispose of, absolutely or by way of security, any of its right, title or interest in and to the Pledged Shares.

6.2                          The Pledgor shall promptly furnish to the Creditor on request such information in respect of the Pledged Shares as the Creditor may from time to time require and shall promptly notify the Creditor of the occurrence of any event or circumstance which can be reasonably be foreseen and is likely to cause or constitute a breach of the warranties, undertakings and agreements contained herein.

7.                            Rights of the Pledgor

7.1                          Until the Pledge has become enforceable, the Pledgor shall be entitled to vote the Pledged Shares and to receive all cash dividends in respect thereof. In order to allow the Pledgor to vote the Pledged Shares, the Creditor hereby appoints the Pledgor as its true and lawful attorney for purposes of:

(a)	appointing proxy holders to attend and act at meetings of shareholders; and

(b)	executing resolutions in writing and proxies, all pursuant to the relevant provisions of the Issuer's governing legislation.

7.2                          Whenever the Pledge has become enforceable, all rights of the Pledgor to exercise the voting and other rights or to receive the cash dividends shall cease, and all such rights shall thereupon become vested solely and absolutely in the Creditor. Any cash dividends received by the Pledgor contrary to this section or any other moneys or other property which may be received by the Pledgor at any time for or in respect of the Pledged Shares contrary to this section shall be received in trust for the Creditor by the Pledgor and shall be forthwith paid over to The Creditor.

8.                            Enforcement

8.1                          This Share Pledge Agreement shall be and become enforceable five (5) days after the Creditor has given notice to the Pledgor of the occurrence of:

(a)	any default by the Pledgor in the due payment of the Loan or any instalment of principal or interest with respect thereof; or

(b)	any default hereunder or under the Loan Agreement or in the performance of the Obligations.

8.2                          Whenever this Share Pledge Agreement has become enforceable, the Creditor or its nominee may at any time in its sole discretion, realize upon or otherwise dispose of or contract to dispose of the Pledged Shares by sale, transfer or delivery or may exercise and enforce all rights and remedies of a holder of the Pledged Shares as if the Creditor were absolute owner thereof (including, if necessary, causing the Pledged Shares to be registered in the name of the Creditor or its nominee), without demand of performance or other demand, advertisement or notice of any kind to or upon the Pledgor and any such remedy may be exercised separately or in combination and shall be in addition to and not in substitution for any other rights the Creditor may have, however created. The Creditor shall not be bound to exercise any such right or remedy, and the exercise of such rights and remedies shall be without prejudice to the rights of the Creditor in respect of the Obligations including the right to claim for any deficiency.

8.3                          The Pledgor hereby irrevocably appoints the Creditor or its nominee (and any officer thereof) as attorney of the Pledgor (with full power of substitution) to exercise in the name of and on behalf of the Pledgor any of the Pledgor's right (including the right of disposal), title and interest in and to the Pledged Shares including the execution, endorsement, delivery and transfer of the Pledged Shares to the Creditor, its nominees or transferees, and the Creditor and its nominees or transferees are hereby empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Pledged Shares to the same extent as the Pledgor might do. The power of attorney herein granted is in addition to, and not in substitution for, any stock power of attorney delivered by the Pledgor and such powers of attorney may be relied upon by the Creditor severally or in combination. All acts of any such attorney are hereby ratified and approved, and such attorney shall not be liable for any act, failure to act or other any other matter or thing in connection therewith, except for its own negligence or wilful misconduct.

8.4                          Without limiting the generality of the foregoing, the Pledgor hereby irrevocably authorizes the Creditor at any time after this Share Pledge Agreement becomes enforceable to register the Pledged Shares or any of them in the name of the Creditor or its nominee in the absolute discretion of the Creditor.

8.5                          The Creditor shall not be obliged to exhaust its recourse against the Pledgor, or any other person or persons or against any other security it may hold in respect of the Obligations before realizing upon or otherwise dealing with the Pledged Shares in such manner as the Creditor may consider desirable.

8.6                          The Creditor may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Pledgor and with other parties, sureties or securities as the Creditor may see fit without prejudice to the Obligations or the rights of the Creditor in respect of the Pledged Shares.

8.7                          The Creditor shall not be:

(a)	bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Pledged Shares or for the purpose of preserving any rights of the Creditor, the Pledgor, or any other parties in respect thereof;

(b)	responsible for any loss occasioned by any sale or other dealing with the Pledged

Shares or by the retention of or failure to sell or otherwise deal therewith; and

(c)	bound to protect the Pledged Shares from depreciating in value or becoming worthless.

8.8                          Without prejudice to the ability of the Creditor to dispose of the Pledged Shares in any manner which is commercially reasonable, the Pledgor acknowledges that a disposition of Pledged Shares by the Creditor which takes place substantially in accordance with the following provisions shall be deemed to be commercially reasonable:

(a)	Pledged Shares may be disposed in whole or in part;

(b)	Pledged Shares may be disposed of by public sale, private contract or otherwise, with or without advertising and without any other formality;

(c)	any purchaser of such Pledged Shares may be the Creditor or any parent, subsidiary, or affiliate of the Creditor;

(d)	any sale conducted by the Creditor shall be at such time and place, on such notice and in accordance with such procedures as the Creditor, in its sole discretion, may deem advantageous;

(f)	a disposition of the Pledged Shares may be on such terms and condition as to credit or otherwise as the Creditor, in its sole discretion, may deem advantageous; and

(g)	the Creditor may establish an upset or reserve bid or price in respect of the Pledged Shares.

8.9                          No person dealing with The Creditor or its nominee or nominees or their agent or a receiver shall be required:

(a)	to determine whether the Pledge has become enforceable;

(b)	to determine whether the powers which the Creditor, its nominee or their agent is purporting to exercise have become exercisable;

(c)	to determine whether any obligation remains due to the Creditor by the Pledgor;

(d)	to determine the necessity or expediency of the stipulations and conditions subject to which any sale shall be made;

(e)	to determine the propriety or regularity of any sale or of any other dealing by the Creditor or its nominee with the Pledged Shares; or

(f)	to see to the application of any money paid to the Creditor.

8.10                       Any purchaser of Pledged Shares from the Creditor shall hold the Pledged Shares absolutely free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, which they hereby specifically waive (to the fullest extent permitted by law) as against any such purchaser, all rights of redemption, stay or appraisal which the Pledgor has or may have under any rule of law or statute now existing or hereafter adopted.

9.                            Representations and Warranties

9.1                          The Pledgor does hereby represent, warrant and undertake to the Creditor that:

(a)	the Pledged Shares are now and will at all times be beneficially owned by the Pledgor free from any option, lien, charge, encumbrance, adverse claim or restriction of any kind;

(b)
the execution and delivery of this Share Pledge Agreement has been duly authorized by all necessary corporate action of the Pledgor and wi11 not cause or constitute any breach or event of default under any provision of any trust deed, agreement or other instrument to which the Pledgor is a party or by which it is bound;

(c)	all of the Pledged Shares are fully paid up and validly issued.

10.                          Discharge

10.1                        The Pledge shall be fully released and discharged upon, but only upon, payment in full of the Loan and the Obligations.

10.2                         The Creditor shall return to the Pledgor the share certificates and the power of attorney upon a release and discharge of the Loan and the Obligations.

11.                           Miscellaneous

11.1                         No judgment recovered by the Creditor shall operate by way of merger of or in any way affect the Pledge, which is in addition to and not in substitution for any other security now or hereafter held by the Creditor in respect of the Obligations.

11.2                         No amendment, consent or waiver by the Creditor shall be effective unless made in writing and signed by an authorized officer of the Creditor and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

11.3                         The Pledgor shall from time to time, whether before or after the Pledge shall have become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments, and instruments as the Creditor may reasonably require for protecting the Pledged Shares or perfecting the Pledge and for exercising all powers, authorities, and discretions hereby conferred upon the Creditor, and the Pledgor shall, from time to time after the Pledge has become enforceable do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Creditor may require for facilitating the sale of the Pledged Shares in connection with any realization thereof.

11.4                         This Share Pledge Agreement shall be binding upon the Pledgor and its successors and assigns, and shall enure to the benefit of the Creditor and its respective successors and assigns. All rights of the Creditor hereunder shall be assignable only after this Share Pledge Agreement has become enforceable by the Creditor and in any action brought by an assignee to enforce any such rights, the Pledgor shall not assert against such assignee any claim or defence which the Pledgor now has or hereafter may have against the Creditor.

11.5                         The division of this Share Pledge Agreement into articles, sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

11.6                         If any provision of this Share Pledge Agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

11.7                         The Pledgor acknowledges receipt of an executed copy of this Share Pledge Agreement and waives all rights to receive from the Creditor a copy of any financing statement, financing change statement or verification statement filed or created at any time in respect of this Share Pledge Agreement.

11.8                         This Share Pledge Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable therein.

11.9                         Any notice, statement, demand or request herein required or permitted to be given by any party hereto to the other shall be in writing and shall be deemed to have been sufficiently and effectually given if signed by or on behalf of the party giving the notice and delivered by hand or telecopied (with original to follow concurrently by mail) to:

the Pledgor at:	810 Peace Portal Drive, Suite 202
Blaine, WA 98230
Fax No. 508-632-7694

the Creditor at:	#150 – 10760 Shellbridge Way
Richmond, BC, Canada, V6X 3H1
Fax No. 604-276-2681

Any notice telecopied shall be deemed to be received when sent and duly received during normal business hours at the office set forth above. Any notice delivered by hand shall be deemed to be received when left during nominal business hours at the office set forth above. Any party referred to above shall be entitled to change its address or telecopier

11.10                       This Agreement has been prepared by O’Neill & Company acting solely on behalf of the Creditor and the Pledgor acknowledges that it has been advised to obtain independent legal advice.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

TSI MEDICAL CORP.
by its authorized signatory:

DEREK R. VAN LAARE,
Director

THE CHARLES F. WHITE CORPORATION
by its authorized signatory:

Signature of Authorized Signatory

Name of Authorized Signatory

Title of Authorized Signatory